                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 24, 2000

                           Switchboard Incorporated
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Delaware                      000-28871                     04-3321134
 ---------------------------     ------------------------       ------------------------
 (State or Other Jurisdiction    (Commission File Number)           (I.R.S. Employer
      of Incorporation)                                            Identification No.)

                               115 Flanders Road
                         Westboro, Massachusetts 01581
              --------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (508) 898-1122
                  -------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                            ----------------------
         (Former Name or Former Address, if Changed Since Last Report)

                               EXPLANATORY NOTE

     This Amendment No. 1 to Current Report on Form 8-K is filed for the purpose of filing financial statements of Envenue, Inc. required by Item 7(a) of Form 8-K and the pro forma financial information required by Item 7(b) of Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

Envenue, Inc.
(A Development Stage Enterprise)
Financial Statements
For the Period from Inception (February 29, 2000) to September 30, 2000

                       Report of Independent Accountants


To the Board of Directors and
Stockholders of Envenue, Inc.:

In our opinion, the accompanying balance sheet and the related statements of operations, of changes in stockholders' deficit and of cash flows present fairly, in all material respects, the financial position of Envenue, Inc. (a development stage enterprise) at September 30, 2000, and the results of its operations and its cash flows for the period from inception (February 29, 2000) through September 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 8, on November 24, 2000 the Company was acquired by Switchboard Incorporated.


                           /s/ PricewaterhouseCoopers LLP
                           ------------------------------

                           PricewaterhouseCoopers LLP

November 24, 2000

Envenue, Inc.
(A Development Stage Enterprise)
Balance Sheet
September 30, 2000
--------------------------------------------------------------------------------

Assets
Current assets:
   Cash and cash equivalents                                               $   4,933
   Other current assets                                                          414
                                                                           ---------

        Total current assets                                                   5,347

Property and equipment, net (Note 3)                                          41,318
                                                                           ---------

        Total assets                                                       $  46,665
                                                                           =========
Liabilities and Stockholders' Deficit
Current liabilities:
   Account payable                                                         $  39,380
   Accrued expenses                                                            8,195
   Advances from stockholders                                                 32,000
                                                                           ---------

        Total current liabilities                                             79,575

Commitments and contingencies (Note 7)

Stockholders' deficit:
   Common stock, $0.01 par value; 5,000,000 shares authorized; 2,459,289
     shares issued and outstanding at September 30, 2000                      24,593
   Additional paid-in capital                                                412,128
   Deficit accumulated during the development stage                         (469,631)
                                                                           ---------

        Total stockholders' deficit                                          (32,910)
                                                                           ---------
        Total liabilities and stockholders' deficit                        $  46,665
                                                                           =========

  The accompanying notes are an integral part of these financial statements.

Envenue, Inc.
(A Development Stage Enterprise)
Statement of Operations
For the Period from Inception (February 29, 2000) through September 30, 2000
--------------------------------------------------------------------------------

Costs and expenses:
   Product development                 $    381,772
   General and administrative                87,859
                                       ------------

        Total costs and expenses            469,631
                                       ------------

        Net loss                       $   (469,631)
                                       ============

  The accompanying notes are an integral part of these financial statements.

Envenue, Inc.
(A Development Stage Enterprise)
Statement of Changes in Stockholders' Deficit
For the Period from Inception (February 29, 2000) through September 30, 2000
--------------------------------------------------------------------------------

                                               Common stock           Additional                           Total
                                          -----------------------
                                            Number        Par          paid-in        Accumulated       stockholders'
                                          of shares      value         capital          deficit           deficit
Beginning balance                                -      $       -     $        -      $        -                -

Issuance of common stock                 2,459,289         24,593        412,128                          436,721

Net loss                                                                                (469,631)        (469,631)
                                         ---------      ---------     ----------      ----------       ----------
Balance at September 30, 2000            2,459,289      $  24,593     $  412,128      $ (469,631)      $  (32,910)
                                         =========      =========     ==========      ==========       ==========

The accompanying notes are an integral part of these financial statements.

Envenue, Inc.
(A Development Stage Enterprise)
Statement of Cash Flows
For the Period from Inception (February 29, 2000) through September 30, 2000
--------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
 Net loss                                                                                               $  (469,631)
 Adjustments to reconcile net loss to net cash used in by operating activities:
  Depreciation                                                                                               12,221
  Issuance of stock for operating expenses                                                                  178,640
  Changes in assets and liabilities:
   Increase in other assets                                                                                    (414)
   Increase in accounts payable                                                                              39,380
   Increase in accrued expenses                                                                               8,195
                                                                                                        -----------

   Net cash used in operating activities                                                                   (231,609)

Cash flows from investing activities:

 Purchase of property and equipment                                                                         (16,047)
                                                                                                        -----------

   Net cash used in investing activities                                                                    (16,047)

Cash flows from financing activities:

 Proceeds from issuance of common stock                                                                     220,589
 Advances from stockholders                                                                                  32,000
                                                                                                        -----------

   Net cash provided by financing activities                                                                252,589
                                                                                                        -----------

Net increase in cash and cash equivalents                                                                     4,933

Cash and cash equivalents, beginning of period                                                                    -
                                                                                                        -----------

Cash and cash equivalents, end of period                                                                $     4,933
                                                                                                        -----------

Supplemental disclosure of noncash investing and financing activities:
  Fixed assets contributed for additional paid-in capital                                               $    37,492

  The accompanying notes are an integral part of these financial statements.

Envenue, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
--------------------------------------------------------------------------------

 1.      Nature of the Business

         Envenue, Inc. (the "Company") was incorporated as a Delaware "C" corporation on February 29, 2000. The Company is a wireless retailing infrastructure company that enables consumers to find and buy the things they want at nearby "offline" stores. The Company develops proprietary location-specific product search technologies and markets these technologies to retail chains nationwide. The Company's first product, Nearbuy (TM), allows users of internet-connected computers, cellular phones, and other wireless devices, to search for specific products in their vicinity. Since its inception, the Company has devoted substantially all of its efforts to business planning, research and development, recruiting management and technical staff and raising capital. Accordingly, the Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards ("SFAS") No. 7.

 2.      Summary of Significant Accounting Policies

         Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Fair Value of Financial Instruments

         The carrying amounts of the Company's financial instruments, which include cash equivalents and accounts payable approximate their fair values due to their short maturities.

         Property and Equipment

         Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the following estimated asset lives:

         Computers, peripherals and servers                 3 years
         Equipment                                          2-5 years
         Furniture and Fixtures                             5 years

         Maintenance and repairs are charged to expense when incurred, while betterments are capitalized. When property is retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective amounts and any gain or loss is reflected in operations.

         Cash Equivalents

         The Company considers all highly liquid investments with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximate fair value. Cash equivalents consist of money market instruments and amounted to $1,006 at September 30, 2000.

Envenue, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
--------------------------------------------------------------------------------

     Research and Development and Software Development Costs
     Costs incurred in the research and development of the Company's products are expensed as incurred, except for certain software development costs. Costs associated with the development of computer software are expensed prior to establishment of technological feasibility and capitalized thereafter until the product is available for general release to customers. Software development costs incurred subsequent to establishment of technological feasibility for the cumulative period from February 29, 2000 (date of inception) to September 30, 2000, were not material.

     Accounting for Stock-Based Compensation
     The Company accounts for stock-based awards to employees using the intrinsic value method as prescribed by Accounting Principles Board ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Accordingly, no compensation expense is recorded for options issued to employees in fixed amounts and with fixed exercise prices at least equal to the fair market value of the Company's common stock at the date of grant. The Company adopted the provisions of Statement of Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," through disclosure only (Note 5). All stock-based awards to nonemployees are accounted for at their fair value in accordance with SFAS No. 123.

     Comprehensive Income
     SFAS No. 130, "Reporting Comprehensive Income," requires a full set of general purpose financial statements to be expanded to include the reporting of "comprehensive income." Comprehensive income is comprised of two components, net income and other comprehensive income. For the cumulative period from February 29, 2000 (date of inception) to September 30, 2000, comprehensive income equaled net income.

     Income Taxes
     Envenue accounts for income taxes under the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates in effect for the year in which those temporary differences are expected to be recovered or settled. A deferred tax asset is established for the expected future benefit of net operating loss and credit carryforwards. A valuation reserve against net deferred tax assets is required if, based upon available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Envenue, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
--------------------------------------------------------------------------------

3.        Property and Equipment

                                                           September 30,
                                                               2000

          Equipment                                          $   2,999
          Computers, peripherals and servers                    33,540
          Furniture and fixtures                                17,000
                                                             ---------

                                                                53,539

          Less: accumulated depreciation                       (12,221)
                                                             ---------

          Property and equipment, net                        $  41,318
                                                             =========

         At September 30, 2000, the Company did not have any property and equipment under capital leases.

         Depreciation expense for the cumulative period from February 29, 2000 (date of inception) to September 30, 2000 was $12,221.

 4.      Common Stock

         Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding.

 5.      Stock Option Plan

         In 2000, the Company adopted the 2000 Incentive and Non-Statutory Stock Option Plan (the "Plan") under which 500,000 shares of the Company's common stock were reserved for issuance to employees, directors and consultants. Options granted under the Plan may be incentive stock options or nonstatutory stock options. Stock purchase rights may also be granted under the Plan. Incentive stock options may only be granted to employees. The Board of Directors determines the period over which options become exercisable. The exercise price of incentive stock options shall be not less than the fair market value of the common stock on the date the option is granted. The exercise price of nonstatutory stock options shall be specified by the Board or the Committee at the time the option is granted, and may be less than, equal to or greater than the fair market value per share of the Company's common stock. If an individual owns stock representing more than 10% of the outstanding shares, the price of each share shall be at least 110% of fair market value, as determined by the Board of Directors. The term of the options is five years.

Envenue, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
--------------------------------------------------------------------------------

   No compensation cost has been recognized for employee stock-based compensation in 2000. Had compensation cost been determined based on the fair value at the grant dates for awards in 2000, consistent with the provisions of SFAS No. 123, the Company's net loss would have been $(475,644). Because options vest over several years and additional option grants are expected to be made in future years, the above pro forma results are not representative of the pro forma results for future years.

   For purposes of pro forma disclosure, the fair value of each option grant was estimated on the date of grant using the minimum value method with the following assumptions for grants in 2000: no dividend yield; risk-free interest rate of 5.75% and expected lives of 5 years.

   The following table summarizes the activity of the Company's stock option plan:

                                             February 29, 2000
                                             (date of inception) to
                                             September 30, 2000
                                                           Weighted
                                                           average
                                               Number      exercise
                                             of options     price

   Outstanding - beginning of period                  -    $      -
   Granted at fair value                        200,000    $   1.00
   Exercised                                          -
   Canceled                                     (30,000)   $   1.00
                                                -------

   Outstanding - end of period                  170,000    $   1.00
                                                =======

   Exercisable at end of period                       -
   Weighted average grant date fair value                  $   1.00

   The following table summarizes information about stock options outstanding at September 30, 2000:

                 Options outstanding                   Options exercisable
          --------------------------------------    --------------------------
                            Weighted
                            average     Weighted                   Weighted
                           remaining     average                    average
   Exercise    Number     contractual   exercise       Number      exercise
     price   outstanding      life        price     exercisable      price

     $ 1.00    170,00         9.54      $ 1.00           -         $    -

   Envenue granted 128,686 shares of its common stock to eight advisors, on various dates in March, April, and May 2000, in return for services they provided to the Company. The shares issued were recorded at their fair market value of $128,686.

   The stock issued to advisors was fully vested on grant date and had no restrictions.

Envenue, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
--------------------------------------------------------------------------------

6.       Income Taxes

         No provision for income taxes is recorded due to the Company's net losses. Net deferred tax assets result from temporary differences in the recognition of income and expenses for financial statement and income tax purposes.

         Components of the net deferred tax asset at September 30, 2000 are as follows:

         Capitalized costs                                $     171,000
         Tax credit carryforwards                                15,000
         Depreciation                                             2,000
         Net operating loss carryforwards                        15,000
                                                          -------------

         Total deferred tax asset                               203,000

         Valuation allowance                                   (203,000)
                                                          -------------

         Net deferred tax asset                           $           -
                                                          =============

         As of September 30, 2000, the Company had net operating loss carryforwards of $38,000 which begin to expire in 2019. As of September 30, 2000, the Company had federal and state research and development tax credit carryforwards of $10,000 and $8,000, respectively, which begin to expire in 2019. As required by SFAS No. 109, management has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Management has determined that it is more likely than not that the Company will not recognize the benefits of federal and state deferred tax assets and, as a result, a valuation allowance of $203,000 has been established at September 30, 2000.

         Ownership changes, as defined in the Internal Revenue Code, may have limited the amount of net operating loss and research and development credit carryforwards that can be utilized annually to offset future taxable income. Subsequent ownership changes could further effect the limitation in future years.

7.       Commitments

         On September 29, 2000, the Company received $32,000 in funding from its founders in return for 64,000 shares of common stock to be issued. The stock was not issued until October 18, 2000, and the amount received was recorded as advances from stockholders at September 30, 2000.

Envenue, Inc.
(A Development Stage Enterprise)
Notes to Financial Statements
--------------------------------------------------------------------------------

8.   Subsequent Events

     On October 27, 2000, three of the founders loaned an aggregate $35,000 to meet October 2000 payroll obligations and to meet short-term operating cash requirements. There is no security agreement or UCC financing statement regarding this debt.

     On November 24, 2000, Switchboard Incorporated acquired all of Envenue's outstanding common shares of stock for a purchase price of $2,000,000 and an additional contingent consideration of up to $2,000,000. The purchase price is to be paid to Envenue's stockholders on a date on or before 18 months subsequent to the closing date and the contingent consideration will be paid 45 days after payment of the purchase price if certain targets are achieved.

     (b)  Pro Forma Financial Information.


      PRO FORMA FINANCIAL STATEMENTS OF ENVENUE AND SWITCHBOARD COMBINED

On November 24, 2000, Switchboard Incorporated ("Switchboard") acquired Envenue, Inc. ("Envenue") in a transaction accounted for as a purchase. Envenue will be operated as a wholly-owned subsidiary of Switchboard.

The following Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2000 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2000 (the "Unaudited Pro Forma Condensed Combined Financial Statements") reflect consideration of $2.0 million to be paid in cash 18 months from deal closing. In addition, an 18 month earn-out of up to $2.0 million contingent on performance is not recorded in the Unaudited Pro Forma Condensed Combined Financial Statements.

The Unaudited Pro Forma Condensed Combined Statement of Operations of Switchboard and Envenue for the nine months ended September 30, 2000 is based on the historical financial statements of Switchboard and Envenue, after giving effect to the acquisition of Envenue under the purchase method of accounting and the assumptions and adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements of Switchboard and Envenue. Envenue has the same fiscal periods as Switchboard.

The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the historical financial statements of Switchboard and Envenue.

The above Unaudited Pro Forma Condensed Combined Statements of Operations of Switchboard and Envenue are presented as if the combination had taken place on January 1, 2000. The above Unaudited Pro Forma Condensed Combined Balance Sheet of Switchboard and Envenue is presented to give effect to the combination as if it occurred on January 1, 2000. The pro forma information does not purport to be indicative of the results that would have been reported if the above transaction had been in effect for the period presented or which may result in the future.

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                  SWITCHBOARD INCORPORATED AND ENVENUE, INC.
                              SEPTEMBER 30, 2000

                                                                                                                       Total
                                                       Switchboard         Envenue            Adjustments             Company
Assets:
------
Cash and cash equivalents                           $  37,880,973          $  4,933                               $  37,885,906
Short-term investments                                 48,709,349                 -                                  48,709,349
Accounts receivable, net                                5,729,794                 -                                   5,729,794
Other current assets                                    1,165,007               414                                   1,165,421
                                                    -------------          --------                               -------------
   Total current assets                                93,485,123             5,347                                  93,490,470

Property and equipment, net                             1,462,410            41,318                                   1,503,728
Other non-current assets                                  633,655                 -         $ 1,899,172 (A)           2,532,827
                                                    -------------          --------         -----------           -------------
Total assets                                        $  95,581,188          $ 46,665         $ 1,899,172           $  97,527,025
                                                    =============          ========         ===========           =============
Liabilities and stockholders' equity (deficit)
----------------------------------------------
Accounts payable                                    $   1,170,736          $ 39,380                               $   1,210,116
Accrued expenses                                        3,070,518             8,195         $   117,096 (A)           3,195,809
Deferred revenue                                        1,733,930                 -                   -               1,733,930
Advances from stockholders                                      -            32,000                   -                  32,000
                                                    -------------          --------         -----------           -------------
   Total current liabilities                            5,975,184            79,575             117,096               6,171,855

Long term debt                                                  -                 -           2,000,000 (A)           2,000,000
                                                    -------------          --------         -----------           -------------
Total liabilities                                       5,975,184            79,575           2,117,096 (A)           8,171,855

Total equity (deficit)                                 89,606,004           (32,910)           (217,924)             89,355,170
                                                    -------------          --------         -----------           -------------
Total liabilities and equity                        $  95,581,188          $ 46,665         $ 1,899,172           $  97,527,025
                                                    =============          ========         ===========           =============

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  SWITCHBOARD INCORPORATED AND ENVENUE, INC.
                     NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                                                                                       Total
                                                Switchboard        Envenue                Adjustments                Company
Revenue                                     $     14,283,944                                                      $     14,283,944

Cost of revenue                                    2,948,193                                                             2,948,193
                                            ----------------                                                      ----------------
Gross profit                                      11,335,751                                                            11,335,751

Operating expenses:
------------------
Sales and marketing                               21,277,548                                                            21,277,548
Product development                                2,421,065    $     381,772                                            2,802,837
General and administrative                         2,418,741           87,859                                            2,506,600
Amortization of goodwill                                   -                -                  250,834  (A)                250,834
                                            ----------------    -------------             ------------            ----------------
 Total operating expenses                         26,117,354          469,631                  250,834                  26,837,819
                                            ----------------    -------------             ------------            ----------------

Loss from operations                             (14,781,603)        (469,631)                (250,834)                (15,502,068)

Interest income, net                               3,172,260                -                        -                   3,172,260
                                            ----------------    -------------             ------------            ----------------

Net loss                                         (11,609,343)        (469,631)                (250,834)                (12,329,808)

Accrued dividends for preferred
stockholders                                         270,615                -                        -                     270,615
                                            ----------------    -------------             ------------            ----------------
Net loss attributable to common
stockholders                                $    (11,879,958)   $    (469,631)            $   (250,834)           $    (12,600,423)
                                            ================    =============             ============            ================

Basic and diluted net loss per share        $          (0.53)                                                     $          (0.57)
                                            ================                                                      ================

Shares used in computing basic and
diluted net loss per share                        22,286,884                                                            22,286,884

Unaudited pro forma basic and
diluted net loss per share                  $          (0.50)                                                     $          (0.53)
                                            ================                                                      ================

Shares used in computing unaudited
pro forma basic and diluted net loss
per share                                         23,132,699                                                            23,132,699

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(A) On November 24, 2000, Switchboard Incorporated ("Switchboard") acquired Envenue, Inc. ("Envenue"), in a transaction accounted for as a purchase. The total purchase price of $2.0 million, excluding transaction expenses, included consideration of $2.0 million in cash to be paid on or before May 24, 2002. There is also an 18 month earn-out of up to $2.0 million contingent on performance to be paid on or before July 8, 2002.

The estimated total purchase price of the Envenue acquisition, excluding any earn-out payment, is as follows:

     Note payable                                     $2,000,000
     Estimated expenses of the transaction               117,866
                                                       ---------
                                                      $2,117,096

The purchase price allocation, which is preliminary and is subject to change based upon the Switchboard's final analysis, is as follows (in thousands):

     Purchase price allocation:

     Net liabilities acquired                         $  (32,910)
     Goodwill                                          2,150,006
                                                      ----------
                                                      $2,117,096

Goodwill, which represents the excess of the purchase price of an investment in an acquired business over the fair value of the underlying net identifiable assets, is amortized on a straight-line basis over its estimated useful life of 5 years. Any additional cash paid, pursuant to the $2.0 million 18 month contingent performance earn-out, will be recorded as additional goodwill and amortized over the asset's remaining useful life.

         (c)      Exhibits.
                  See the Exhibit Index attached hereto.

         The Exhibits filed as part of this Amendment No. 1 to Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes, if any, are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 000-28871.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SWITCHBOARD INCORPORATED

Date: February 7, 2001            By: /s/ John P. Jewett
                                      ____________________________
                                      John P. Jewett
                                      Vice President and
                                      Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.    Description

2.1*+ Stock Purchase Agreement dated as of November 24, 2000 among the Registrant, Envenue, Inc. and the Stockholders of Envenue, Inc.

23.1           Consent of PricewaterhouseCoopers LLP.

_____________________
     *Previously filed with the Registrant's Current Report on Form 8-K dated
      November 24, 2000.

     +The exhibits and schedules to this agreement were omitted by the Registrant. The Registrant agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.





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